UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 9, 2013

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Delaware	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8200
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 9, 2013, the Press-Enterprise Company, AHC California Properties LLC and A. H. Belo Management Services Inc., each of which is a wholly-owned subsidiary of A. H. Belo Corporation, entered into an Asset Purchase Agreement (the “Purchase Agreement”) for the sale of substantially all of the assets of the Press-Enterprise Company and certain other assets (the “Sale”), comprising the newspaper operations of The Press-Enterprise and related real property located in Riverside, California, to Freedom Communications Holdings, Inc. for $27.25 million in cash (the “Purchase Price”). The Purchase Price is subject to adjustment either upward or downward based upon the net current assets being sold at the Closing, and $500,000 of the Purchase Price will be held in escrow from the closing to secure any such downward adjustment. The Purchase Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. The transaction is expected to close on or about October 15, 2013, subject to customary closing conditions including receipt of certain third-party consents. A copy of the press release announcing the transaction is furnished with this report as Exhibit 99.1.
In connection with the Sale, A. H. Belo Corporation has agreed to deliver, at closing, a guaranty of the indemnification obligations of Press-Enterprise Company under the Purchase Agreement (the “Limited Guaranty”), which is limited in amount to the Purchase Price plus any reasonable fees and expenses of Freedom Communications Holdings, Inc. associated with the enforcement of its rights under the Limited Guaranty. The form of Limited Guaranty is filed herewith as Exhibit 10.2 and incorporated herein by reference.
The foregoing summary of the Purchase Agreement and Limited Guaranty is not complete and is qualified in its entirety by reference to the Purchase Agreement and Limited Guaranty, which are incorporated by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

10.1	Asset Purchase Agreement by and between Press-Enterprise Company, AHC California Properties LLC, A. H. Belo Management Services, Inc. and Freedom Communications Holdings dated October 9, 2013
10.2    Form of Limited Guaranty by and between A. H. Belo Corporation and Freedom Communications Holdings, Inc.
99.1    Press Release dated October 10, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 10, 2013	A. H. BELO CORPORATION

	By:	/s/	Alison K. Engel
Alison K. Engel
Senior Vice President/Chief Financial Officer

EXHIBIT INDEX

10.1	Asset Purchase Agreement by and between Press-Enterprise Company, AHC California Properties LLC, A. H. Belo Management Services, Inc. and Freedom Communications Holdings, Inc. dated October 9, 2013
10.2    Form of Limited Guaranty by and between A. H. Belo Corporation and Freedom Communications Holdings, Inc.

99.1    Press Release dated October 10, 2013